UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 4, 2016 (May 4, 2016)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	I.R.S. Employer Identification No.

1-5324	EVERSOURCE ENERGY (a Massachusetts voluntary association) 300 Cadwell Drive Springfield, Massachusetts 01104 Telephone number: (413) 785-5871	04-2147929
0-00404	THE CONNECTICUT LIGHT AND POWER COMPANY (a Connecticut corporation) 107 Selden Street Berlin, Connecticut 06037-1616 Telephone: (860) 665-5000	06-0303850
1-2301	NSTAR ELECTRIC COMPANY (a Massachusetts corporation) 800 Boylston Street Boston, Massachusetts 02199 Telephone number: (617) 424-2000	04-1278810
1-6392	PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE (a New Hampshire corporation) Energy Park 780 North Commercial Street Manchester, New Hampshire 03101-1134 Telephone: (603) 669-4000	02-0181050
0-7624	WESTERN MASSACHUSETTS ELECTRIC COMPANY (a Massachusetts corporation) 300 Cadwell Drive Springfield, Massachusetts 01104 Telephone number: (413) 785-5871	04-1961130

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5

Corporate Governance and Management

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2016, the Board of Trustees (the “Board”) of Eversource Energy (the “Company”) announced the election of James J. Judge as a Trustee and of Philip J. Lembo as the Company’s Senior Vice President, Chief Financial Officer and Treasurer, effective today.

Also on May 4, 2016, the Board of Directors of each of The Connecticut Light and Power Company, NSTAR Electric Company, Public Service Company of New Hampshire and Western Massachusetts Electric Company elected Mr. Judge as Chairman and a Director and Mr. Lembo as Senior Vice President, Chief Financial Officer and Treasurer, and a Director.

Mr. Lembo, 60, has served as the Vice President and Treasurer of Eversource Energy, The Connecticut Light and Power Company, NSTAR Electric Company, NSTAR Gas Company, Public Service Company of New Hampshire, Western Massachusetts Electric Company, Yankee Gas Services Company and Eversource Energy Service Company since April 10, 2012, and of NSTAR Electric Company and NSTAR Gas Company since March 26, 2009.  There is no arrangement or understanding between Mr. Lembo and any other person pursuant to which he was elected Senior Vice President, Chief Financial Officer and Treasurer, nor any transactions involving Mr. Lembo requiring disclosure under Item 404(a) of Regulation S-K of the SEC.  There is no arrangement or understanding between Mr. Judge and any other person pursuant to which he was elected as a Trustee, nor any transactions involving Mr. Judge requiring disclosure under Item 404(a) of Regulation S-K of the SEC.

In connection with Mr. Lembo’s election as the Company’s Senior Vice President, Chief Financial Officer and Treasurer on May 4, 2016, his annual base salary will be $535,000 and his target award level under the Eversource Annual Incentive Plan will be 75% of salary.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on April 7, 2016, Thomas J. May retired as the Company’s President and Chief Executive Officer, effective following the close of the Annual Meeting on May 4, 2016.  Mr. May will remain a Trustee of the Company and continue to serve as Chairman of the Board.  As a Trustee of the Company, Mr. May will be compensated as other Trustees on the Board, each of whom receives an annual cash retainer in the amount of $100,000 and annual stock compensation in the amount of $135,000 for service on the Board.  Mr. May’s compensation as a Trustee will be prorated during the year for the period in which he serves. Mr. May will not receive any additional retainer or other additional compensation for his service as Chairman of the Board.  In connection with Mr. May’s retirement, the Board approved the acceleration of Mr. May’s 2016 equity grants, which consist of 29,233 restricted share units and 29,233 performance share units.

Item 5.07

Submission of Matters to a Vote of Security Holders.

(a)

Prior to the meeting of the Board described above, Eversource Energy held its Annual Meeting of Shareholders on May 4, 2016.

(b)

Shareholders voted on the proposals set forth below.  For more information on these proposals, see the Company’s proxy statement dated March 24, 2016.  On March 7, 2016, the record date for the Annual Meeting, there were 317,207,036 common shares outstanding and entitled to vote.  At the Annual Meeting, 273,660,116.32 common shares were represented, in person or by proxy, constituting a quorum.

(1)        Election of Trustees.  The shareholders elected each of the 12 nominees to the Board of Trustees for a one-year term by a majority of the outstanding common shares:

	Votes Cast For			Votes Withheld
Trustee	Number	% of Votes Cast	% of Shares Out- standing	Number	% of Votes Cast	Uncast	Broker Non-Votes
John S. Clarkeson	220,629,226.68	93.07	69.55	16,426,593.97	6.93	34,739.67	36,569,556.00
Cotton M. Cleveland	231,979,907.08	97.86	73.13	5,075,913.57	2.14	34,739.67	36,569,556.00
Sanford Cloud, Jr.	218,113,008.22	92.01	68.76	18,942,812.43	7.99	34,739.67	36,569,556.00
James S. DiStasio	220,972,216.60	93.22	69.66	16,083,604.05	6.78	34,739.67	36,569,556.00
Francis A. Doyle	233,971,397.21	98.70	73.76	3,084,423.44	1.30	34,739.67	36,569,556.00
Charles K. Gifford	219,818,129.22	92.73	69.30	17,237,691.43	7.27	34,739.67	36,569,556.00
Paul A. La Camera	233,190,923.66	98.37	73.51	3,864,896.99	1.63	34,739.67	36,569,556.00
Kenneth R. Leibler	233,565,555.81	98.53	73.63	3,490,264.84	1.47	34,739.67	36,569,556.00
Thomas J. May	232,030,400.08	97.88	73.15	5,025,420.57	2.12	34,739.67	36,569,556.00
William C. Van Faasen	220,683,868.24	93.09	69.57	16,371,952.41	6.91	34,739.67	36,569,556.00
Frederica M. Williams	233,714,951.92	98.59	73.68	3,340,868.73	1.41	34,739.67	36,569,556.00
Dennis R. Wraase	220,901,316.16	93.19	69.64	16,154,504.49	6.81	34,739.67	36,569,556.00

(2)

The shareholders approved, on an advisory basis, the compensation of the Company’s 2015 Named Executive Officers:

	Votes Cast For		Votes Cast Against
Proposal	Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
Advisory approval of executive compensation	207,381,748.40	87.47	26,909,880.17	11.35	2,796,715.43	36,569,556.00

(3)

The shareholders ratified the selection of Deloitte & Touche LLP as independent registered public accountants for 2016:

	Votes Cast For		Votes Cast Against
Proposal	Number	% of Votes Cast	Number	% of Votes Cast	Abstain
Ratification of appointment of independent registered public accounting firm	267,963,211.31	97.92	3,699,731.91	1.35	1,996,173.10

Section 8

Other Events

Item 8.01

Other Events.

On May 4, 2016, the Company issued a press release announcing the election of Mr. Lembo as the Company’s Senior Vice President, Chief Financial Officer and Treasurer, effective today.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9

Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit

Number

Description

Exhibit 99.1

Press Release of Eversource Energy dated May 4, 2016.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY THE CONNECTICUT LIGHT AND POWER COMPANY NSTAR ELECTRIC COMPANY PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE WESTERN MASSACHUSETTS ELECTRIC COMPANY (Registrants)
May 4, 2016	By: /s/ GREGORY B. BUTLER Gregory B. Butler Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Press Release of Eversource Energy dated May 4, 2016.